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                            BNY HAMILTON FUNDS, INC.
  Statement of Additional Information ("SAI") Supplement dated August 21, 2002 to SAI dated May 1, 2002

                        BNY Hamilton Enhanced Income Fund

The disclosure in the first paragraph under Compensation of Directors on page 25 of the above noted SAI is deleted and replaced with the following:

The following table sets forth certain information regarding the compensation of BNY Hamilton's Directors for the fiscal year ended December 31, 2001. In 2002, BNY Hamilton expects to pay each Director annual compensation of $28,000 and per-meeting fees of $2,500 (in-person meetings) and $1,000 (telephonic meetings), plus out-of-pocket expenses. During the fiscal year ended December 31, 2001, such compensation and fees amounted to $175,000, plus out-of-pocket expenses. The Directors and executive officers do not receive pension or retirement benefits.

              INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI
                              FOR FUTURE REFERENCE.